Exhibit 10.5

NINTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT AND FIRST AMENDMENT TO FORBEARANCE AGREEMENT

THIS NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND FIRST AMENDMENT TO FORBEARANCE AGREEMENT (this “Amendment”), dated as of February 1, 2023, is entered into by and among IMEDIA BRANDS, INC., a Minnesota corporation (“iMedia” or “Borrowing Agent”), VALUEVISION INTERACTIVE, INC., a Minnesota corporation (“Value Interactive”), VALUEVISION RETAIL, INC., a Delaware corporation (“Value Retail”), PW ACQUISITION COMPANY, LLC, a Minnesota limited liability company (“PW Acquisition”), FL ACQUISITION COMPANY, a Minnesota corporation (“FL Acquisition”), VALUEVISION MEDIA ACQUISITIONS, INC., a Delaware corporation (“Value Media”), JWH ACQUISITION COMPANY, a Minnesota corporation (“JWH Acquisition”), NORWELL TELEVISION, LLC, a Delaware limited liability company (“Norwell”), 867 GRAND AVENUE LLC, a Minnesota limited liability company (“867 Grand Avenue”), PORTAL ACQUISITION COMPANY, a Minnesota corporation (“Portal” and together with iMedia, Value Interactive, Value Retail, PW Acquisition, FL Acquisition, Value Media, JWH Acquisition, Norwell, 867 Grand Avenue and any other Person who from time to time becomes a Borrower under the Loan Agreement, collectively, the “Borrowers”), VVI FULFILLMENT CENTER, INC., a Minnesota corporation (“VVI Fulfillment”), EP PROPERTIES, LLC, a Minnesota limited liability company (“EP Properties”), IMEDIA&123TV HOLDING GMBH (“iMedia&123tv Holding” and together with VVI Fulfillment, and EP Properties, collectively, the “Guarantors”), SIENA LENDING GROUP LLC, as a lender (“Siena” and together with any other financial institutions who become part to the Loan Agreement referred to below from time to time, each a “Lender” and collectively, the “Lenders”) and SIENA LENDING GROUP LLC, as administrative and collateral agent for the Lenders (in such capacity, the “Agent”). Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement defined below.

RECITALS

A.            Agent, Lenders and Borrowers have previously entered into (i) that certain Loan and Security Agreement dated as of July 30, 2021 (as amended, modified and supplemented from time to time, the “Loan Agreement”), pursuant to which Lenders have made certain loans and financial accommodations available to Borrowers, and (ii) that certain Forbearance Agreement and Eighth Amendment to Loan and Security Agreement dated as of December 20, 2022 (the “Forbearance Agreement”).

B.            The Specified Defaults (as defined in the Forbearance Agreement) have occurred and are continuing.

C.            Borrowers have requested that the Agent and Lenders amend the Loan Agreement and the Forbearance Agreement as hereafter provided, and Agent and Lenders have agreed to such amendment subject to the terms and conditions set forth in this Amendment.

D.            Borrowers and Guarantors are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Loan Agreement or any other Loan Document are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Acknowledgments by Loan Parties. Each Loan Party acknowledges and agrees as follows:

(a)            Acknowledgment of Debt. As of the close of business on January 31, 2023, each Loan Party is indebted, jointly and severally, to Lenders and Agent, without defense, deduction, setoff, claim or counterclaim, of any nature, under the Loan Agreement and the other Loan Documents in the aggregate principal amount of $42,619,982.76, plus accrued and continually accruing interest and all fees, costs and expenses.

(b)	Acknowledgment of Specified Defaults. That on and as of the date hereof:

(i) the Specified Defaults exist and continue to exist under the Loan Agreement and other Loan Documents; (ii) neither the Agent nor any Lender has waived in any respect any or all of such Specified Defaults or their rights and remedies with respect thereto; and (iii) as a result of the Specified Defaults, except as expressly provided in the Forbearance Agreement, Agent and Lenders are permitted to immediately exercise all rights and remedies available under the Loan Documents, applicable law and/or otherwise.

(c)            Acknowledgment that Liabilities Continue in Full Force and Effect. That the Loans and all other liabilities and obligations of the Borrowers under the Loan Documents shall, remain in full force and effect, and shall not be released, impaired, diminished or in any other way modified or amended as a result of the execution and delivery of this Amendment or by the agreements and undertakings of the parties contained herein.

(d)            Acknowledgment of Perfection of Security Interest. As of the date hereof, the security interests and Liens granted to the Agent, for its benefit and the benefit of the Lenders, under the Loan Documents securing the Obligations are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Loan Documents.

2.	Ratification of Forbearance Agreement; Reservation of Rights.

(a)            Forbearance Agreement. The Forbearance Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrowers and Guarantors to Agent and Lenders.

(b)            Preservation of Rights. By entering into this Amendment, Agent and Lenders do not waive the Specified Defaults or any other Event of Default that may be outstanding on the date hereof or any Event of Default that may occur after the date hereof (whether the same as, or similar to, the Specified Defaults or otherwise). The Specified Defaults and any other Events of Default which may be continuing on the date hereof or any Events of Default which may occur after the date hereof (whether the same as, or similar to, the Specified Defaults or otherwise) are hereby preserved. Agent and Lenders specifically reserve all options, rights and remedies available to it and them under the Loan Agreement, the other Loan Documents, applicable law or otherwise. Each Loan Party acknowledges and agrees that upon the occurrence and during the continuance of any Default or Event of Default (other than the Specified Defaults) or upon the expiration of the Forbearance Period (as defined in the Forbearance Agreement), (i) neither Agent nor any Lender is obligated or required to make any Loans or any other extension of credit to Borrowers under the Loan Agreement or the other Loan Documents and (ii) any Loans or other extensions of credit made by Agent or any Lender to Borrowers during the continuance of a Default or an Event of Default (other than the Specified Defaults) shall be made at the sole discretion of Agent or such Lender and shall not obligate Agent or any Lender to make any additional Loans or make any other extension of credit to Borrowers.

3.	Covenants. In consideration of the agreements set forth herein, Borrowers hereby covenant and agree as follows:

(a)	[Reserved].

(b)            Commencing on February 7, 2023, and on Tuesday of each week thereafter, Borrowers shall deliver to Agent a detailed projection and analysis of cash disbursements expected to be made by any Loan Party during such week, in form and substance satisfactory to Agent.

(c)            Commencing on February 14, 2023, and on Tuesday of each week thereafter, Borrowers shall deliver to Agent a detailed summary of cash disbursements made by any Loan Party during the immediately preceding week, in form and substance satisfactory to Agent.

(d)            On or before February 15, 2023, Borrowers shall deliver to Agent updated monthly business projections for Fiscal Year 2023 for the Loan Parties on a consolidated basis, which updated projections shall include profit and loss projections, balance sheet projections, income statement projections, cash flow projections and liquidity projections, including Borrowing Base calculations, together with appropriate supporting details and a statement of underlying assumptions used in preparing such projections.

(e)            Borrowers shall promptly, and in any event within one Business Day following Borrowers’ receipt thereof, deliver to Agent copies of any amendment or modification to the commitment letter dated January 23, 2023 issued by PNC Bank, National Association to iMedia.

(f)            Borrowers shall promptly, and in any event within one Business Day following Borrowers’ receipt thereof, deliver to Agent copies of each updated copy of the closing checklist and transaction calendar with respect to the Pontus Sale Leaseback.

(g)            Borrowers shall promptly, and in any event within one Business Day following Borrowers’ receipt thereof, deliver to Agent a copy of the final “Notice to Close” (as defined in the Pontus Purchase Agreement).

(h)           Borrowers shall promptly, and in any event within one Business Day following Borrowers’ receipt thereof, deliver to Agent any (i) material amendment or modification to the draft master lease agreement being negotiated pursuant to the Pontus Purchase Agreement and (ii) amendment or modification to the pro forma sources and uses memo with respect to the Pontus Sale Leaseback.

(i)            Borrowers shall provide evidence to Agent that the Deposit (as defined in the Pontus Purchase Agreement) has been made on or before the earlier of (i) four business days after receipt of the Notice to Close, and (ii) February 10, 2023.

Notwithstanding anything to the contrary in any Loan Document (including, without limitation, Section 7.1 of the Loan Agreement) the Borrowers’ failure to comply in all respects with any covenant in this Section 3 shall constitute an immediate Event of Default.

4.	Amendments to Loan Agreement and Forbearance Agreement.

(a)            Schedule B of the Loan Agreement is amended to add the following new definitions in the appropriate alphabetical order as follows:

“Availability Block” means an amount equal to $5,000,000.

“Ninth Amendment” means that certain Ninth Amendment to Loan and Security Agreement and First Amendment to Forbearance Agreement, dated as of the Ninth Amendment Effective Date, among the Agent, Lenders and Loan Parties.

“Ninth Amendment Effective Date” means February 1, 2023.

(b)            Schedule B of the Loan Agreement is amended to amend and restate the definition of “Borrowing Base” as follows:

“Borrowing Base” means, as of any date of determination, the Dollar Equivalent Amount as of such date of determination of:

(a)   the aggregate amount of Eligible Consumer Accounts of each Borrower multiplied by the Accounts Advance Rate; plus

(b)   the aggregate amount of In-transit Credit Card Receipts multiplied by the Accounts Advance Rate (but in no event to exceed the In-transit Credit Card Receipts Sublimit); plus

(c)   the aggregate amount of Eligible Portal Accounts of Portal multiplied by the Portal Accounts Advance Rate (but in no event to exceed the Portal Accounts Sublimit); plus

(d)   the Net Orderly Liquidation Value of the applicable Eligible Inventory multiplied by the Inventory Advance Rate (but not to exceed the sublimit applicable to all Inventory); plus

(e)   the Net Orderly Liquidation Value of the applicable Eligible Slow Moving Inventory multiplied by the Inventory Advance Rate (but not to exceed the sublimit applicable to Eligible Slow Moving Inventory); plus

(f)    the Net Orderly Liquidation Value of Eligible In-Transit Inventory multiplied by the Inventory Advance Rate (but not to exceed the sublimit applicable to Eligible In-Transit Inventory); minus

(g)   all Reserves which Agent has established pursuant to Section 1.2, minus

1 (h) the Availability Block.

(c)            Clause (a) to Schedule E of the Loan Agreement is amended and restated in its entirety as follows:

(a)	[Reserved].

(d)            Section 2(a)(i) of the Forbearance Agreement is amended and restated in its entirety as follows:

“(i) February 28, 2023;”

(e)            Section 3(d) of the Forbearance Agreement is amended and restated in its entirety as follows:

(d)           In consideration for Agent and Lenders’ agreement to amend clause (a) to Schedule E of the Loan Agreement as set forth in the Ninth Amendment, as soon as reasonably practicable, but in any event within 10 Business Days after the Ninth Amendment Effective Date, Borrowers shall deliver to Agent:

(i) a customary German law guaranty and pledge agreement and appropriate stock certificates and stock transfer powers, granting Agent and Lenders, as security for the Obligations, a Lien in all of the Equity Interests issued by iMedia&123tv Holding GmbH and each of its direct and indirect Subsidiaries, including without limitation, 1-2-3.TV GmbH,

(ii) a customary opinion of Borrowers’ German counsel with respect to the deliverables described in the foregoing clause (i) and the following clause (iii), and

(iii) such other customary agreements, documents and deliverables reasonably requested by Agent, in consultation with Agent’s German counsel, in connection with the foregoing clauses (i) and (ii), in each case under this clause (d), in form and substance reasonably satisfactory to Agent.

1 NTD: for ease of reference, new language is included in italics.

(f)            Section 3(i) of the Forbearance Agreement is amended and restated in its entirety as follows: [Reserved]

5.	Release; Covenant Not to Sue.

(a)            Each Loan Party hereby absolutely and unconditionally releases and forever discharges Agent and each Lender, and any and all of their respective participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing (each a “Released Party”), from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Loan Party has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown. It is the intention of each Loan Party in providing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified.

(b)            Each Loan Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agree that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)            Each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by any Loan Party pursuant to the above release. If any Loan Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, such Loan Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Released Party as a result of such violation.

6.             Amendment Fee. In consideration of the agreements set forth herein, Borrowers hereby agree to jointly and severally pay to Agent for the ratable benefit of the Lenders, a fee in the amount of $100,000 (the “Amendment Fee”), which Amendment Fee is non-refundable when paid and is fully-earned as of the date of this Amendment and due and payable on the earliest of (i) February 28, 2023, (ii) the date on which the Pontus Sale Leaseback closing occurs, and (iii) the Maturity Date. Borrowers hereby authorize Agent to charge Borrowers’ Loan Account in full payment of the Amendment Fee on the due date therefor in accordance with this Section 6.

7.              Effectiveness of this Amendment. This Amendment shall become effective upon the satisfaction, as determined by Agent, of the following conditions (the “Ninth Amendment Effective Date”):

(a)            Amendment. Agent shall have received this Amendment fully executed by the other parties hereto;

(b)	[Reserved]. ;

(c)            Representations and Warranties. The representations and warranties set forth herein and in the Loan Agreement must true and correct in all material respects (without duplication of materiality qualifiers therein) as of the date hereof (or to the extent any representations or warranties are expressly made solely as of an earlier date, such representations and warranties shall be true and correct in all material respects (without duplication of materiality qualifiers therein) as of such earlier date), other than those representations and warranties which are incorrect solely as a result of the existence of the Specified Defaults; and

(d)            Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded, as reasonably required by Agent in its Permitted Discretion.

8.              Representations and Warranties. Each Loan Party represents and warrants as follows:

(a)            Authority. Such Loan Party has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder, under the Loan Agreement (as amended or modified hereby) and under the other Loan Documents to which it is a party. The execution, delivery and performance by such Loan Party of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b)            Enforceability. This Amendment has been duly executed and delivered by each Loan Party. This Amendment, the Loan Agreement (as amended or modified hereby) and each other Loan Document is the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, and is in full force and effect.

(c)            Representations and Warranties. The representations and warranties contained in the Loan Agreement and each other Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof, other than those representations and warranties which are incorrect solely as a result of the existence of the Specified Defaults.

(d)            Due Execution. The execution, delivery and performance of this Amendment are within the power of each Loan Party, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Loan Party.

(e)            No Default. Other than the Specified Defaults, no event has occurred and is continuing that constitutes a Default or an Event of Default.

(f)            No Duress. This Amendment has been entered into without force or duress, of the free will of each Loan Party. Each Loan Party’s decision to enter into this Amendment is a fully informed decision and such Loan Party is aware of all legal and other ramifications of such decision.

(g)            Counsel. Each Loan Party has read and understands this Amendment, has consulted with and been represented by legal counsel in connection herewith, and has been advised by its counsel of its rights and obligations hereunder and thereunder.

9.             Choice of Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW). FURTHER, THE LAW OF THE STATE OF NEW YORK SHALL APPLY TO ALL DISPUTES OR CONTROVERSIES ARISING OUT OF OR CONNECTED TO OR WITH THIS AMENDMENT AND ALL SUCH RELATED LOAN DOCUMENTS WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW).

10.            Counterparts; Facsimile Signatures. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by e-mail, Docusign, facsimile or other similar form of electronic transmission shall be deemed to be an original signature hereto.

11.	Reference to and Effect on the other Loan Documents.

(a)            Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement and each reference in the other Loan Documents to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(b)            Except as specifically amended above, the Loan Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrowers and Guarantors to Agent and Lenders.

(c)            The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents.

(d)            To the extent that any terms and conditions in any of the other Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

12.           Ratification. Each Loan Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the other Loan Documents effective as of the date hereof.

13.           Integration. This Amendment, together with the Loan Agreement and the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

14.           Severability. If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

15.           Waivers. Each Loan Party waives and renounces all rights that are waivable under Article 9 of the Uniform Commercial Code as such rights relate to such Loan Party’s relationship with Agent and Lenders, whether such rights are waivable before or after default, including, without limitation, those rights with respect to compulsory disposition of collateral (U.C.C. §§9- 610, 9-615 and 9-620), any right of redemption under U.C.C. §9-623, and any right to notice relating to disposition of collateral under U.C.C. §9-611.

16.           Guarantors’ Acknowledgment. With respect to the amendments to the Loan Agreement effected by this Amendment, each Guarantor hereby acknowledges and agrees to this Amendment and confirms and agrees that its Guaranty (as modified and supplemented in connection with this Amendment) is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of this Amendment, each reference in such Guaranty to the Loan Agreement, “thereunder”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended or modified by this Amendment. Although Lender has informed the Guarantors of the matters set forth above, and each Guarantor has acknowledged the same, each Guarantor understands and agrees that Lender has no duty under the Loan Agreement, any Guaranty or any other agreement with any Guarantor to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any transaction hereafter.

[remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS:

IMEDIA BRANDS, INC.

By:	/s/ Timothy Peterman
Name: Timothy Peterman
Its:CEO

VALUEVISION RETAIL, INC.

By:	/s/ Timothy Peterman
Name: Timothy Peterman
Its: CEO

FL ACQUISITION COMPANY

By:	/s/ Timothy Peterman
Name: Timothy Peterman
Its: CEO

PW ACQUISITION COMPANY, LLC

By:	/s/ Timothy Peterman
Name: Timothy Peterman
Its:CEO

VALUEVISION MEDIA ACQUISITIONS, INC.

By:	/s/ Timothy Peterman
Name: Timothy Peterman
Its: CEO

[Signature Page to Ninth Amendment to Loan and Security Agreement]

JWH ACQUISITION COMPANY

By:	/s/ Timothy Peterman
Name: Timothy Peterman
Its: CEO

NORWELL TELEVISION, LLC

By:	/s/ Timothy Peterman
Name: Timothy Peterman
Its: CEO

867 GRAND AVENUE LLC

By:	/s/ Timothy Peterman
Name: Timothy Peterman
Its: CEO

VALUEVISION INTERACTIVE, INC.

By:	/s/ Timothy Peterman
Name: Timothy Peterman
Its: CEO

PORTAL ACQUISITION COMPANY

By:	/s/ Timothy Peterman
Name: Timothy Peterman
Its: CEO

GUARANTORS:

VVI FULFILLMENT CENTER, INC.

By:	/s/ Timothy Peterman
Name: Timothy Peterman
Its: CEO

[Signature Page to Ninth Amendment to Loan and Security Agreement]

EP PROPERTIES, LLC

By:	/s/ Timothy Peterman
Name: Timothy Peterman
Its: CEO

IMEDIA&123TV HOLDING GMBH

By:	/s/ Timothy Peterman
Name: Timothy Peterman
Its: Managing Director

[Signature Page to Ninth Amendment to Loan and Security Agreement]

SIENA LENDING GROU LLC, as Agent

By:	/s/ Renee Singer
Name:	Renee Singer
Title:	Authorized Signatory

By:	/s/ Steven Sanicola
Name:	Steven Sanicola
Title:	Authorized Signatory

SIENA LENDING GROUP LLC, as a Lender

By:	/s/ Renee Singer
Name:	Renee Singer
Title:	Authorized Signatory

By:	/s/ Steven Sanicola
Name:	Steven Sanicola
Title:	Authorized Signatory

[Signature Page to Ninth Amendment to Loan and Security Agreement]

CRYSTAL FINANCIAL SPV LLC, as a Lender

By:	/s/ Mirko Andric
Name:	Mirko Andric
Title:	Senior Managing Director

CRYSTAL FINANCIAL LLC D/B/A SLR CREDIT SOLUTIONS, as a Lender

By:	/s/ Mirko Andric
Name:	Mirko Andric
Title:	Senior Managing Director

NORTH MILL CAPITAL LLC D/B/A SLR BUSINESS CREDIT, as a Lender

By:
Name:
Title:

CRYSTAL FINANCIAL SPV LLC, as a Lender

By:
Name:
Title:

CRYSTAL FINANCIAL LLC D/B/A SLR CREDIT SOLUTIONS, as a Lender

By:
Name:
Title:

NORTH MILL CAPITAL LLC D/B/A SLR BUSINESS CREDIT, as a Lender

By:	/s/ ILLEGIBLE
Name:	ILLEGIBLE
Title: